UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 10, 2014

GENERAL EMPLOYMENT ENTERPRISES, INC

(Exact name of registrant as specified in its charter)

Illinois	1-05707	36-6097429
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

184 Shuman Blvd., Ste. 420, Naperville, Illinois	60563
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(630) 954-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On September 11, 2014, Mr. Andrew Norstrud, Chief Executive Officer of the Company, will give a presentation at the SeeThruEquity Fall Microcap Investor Conference in New York, NY.  Mr. Norstrud will provide an update on the Company as presented in the power point presentation which has been included as Exhibit 99.1.

On September 8, the Company issued a press release related to the completed implantation of its new cloud-based software for its professional services division.  A copy of the press release is attached as Exhibit 99.3.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	PowerPoint presentation by General Employment Enterprises, Inc., September 11, 2014.
99.2	Press release issued by General Employment Enterprises, Inc. dated September 9, 2014.
99.3	Press release issued by General Employment Enterprises, Inc. dated September 8, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL EMPLOYMENT ENTERPRISES, INC.
(Registrant)

Date: September 10, 2014	By: /s/ Francis J. Elenio
Francis J. Elenio
Chief Financial Officer